UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

November 10, 2008
Date of Report (Date of earliest event reported)

Dionex Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-11250	94-2647429
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1228 Titan Way Sunnyvale, CA 94088
(Address of principal executive offices, including zip code)

(408) 737-0700
Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01 Other Events.

Item 9.01. Financial Statements and Exhibits.

SIGNATURE

EXHIBIT 99.1

Item 8.01. Other Events.

On November 10, 2008, Dionex Corporation issued a press release announcing the acquisition of the AutoTrace product line, intellectual property, technology and other related assets from Caliper Life Sciences Inc. in an all-cash transaction. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 10, 2008 reporting Dionex Corporation's acquisition of the AutoTrace product line.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dionex Corporation
Date: November 10, 2008	By:	/s/ CRAIG A. MCCOLLAM Craig A. McCollam Sr. Vice President, Finance and Administration and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release of Dionex Corporation dated November 10, 2008.